Exhibit 10.1

SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of January 13, 2016,

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of January 13, 2016 (the “Seventh Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein to be effective as of the Seventh Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Seventh Amendment” means that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2016, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2 Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Amendment to Section 8.01(k) of the Credit Agreement. Clause (k) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(k) Production Report and Lease Operating Statements. (i) Within 30 days after the end of each calendar month, a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Borrower and the Guarantors, and (ii) within 30 days after the end of each calendar quarter, a report setting forth, for each calendar quarter during the then current fiscal year to date, the related ad valorem, severance and production taxes and lease operating expenses attributable to such production and incurred for each such calendar quarter.

2.4 Amendment to Section 9.18 of the Credit Agreement. Section 9.18 of the Credit Agreement is hereby amended by replacing the table at the end of Section 9.18(a)(ii) in its entirety with the table below:

Months next succeeding the time as of which compliance is measured	Column A	Column B
Months 1 through 18	85%	90%
Months 19 through 36	85%	75%
Months 37 through 60	85%	50%

Section 3. Conditions Precedent. The effectiveness of this Seventh Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Seventh Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment, and this Seventh Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Seventh Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Seventh Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Seventh Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Seventh Amendment, no Event of Default exists.

4.3 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5 Governing Law. THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING C LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By: Alpha Shale Holdings, LLC, its general partner

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

RICE ENERGY MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Assistant Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BNP PARIBAS, as a Lender

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Managing Director

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Schorman
Name:	Elizabeth Schorman
Title:	Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIZENS BANK NA, as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.